UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Aberdeen Total Dynamic Dividend Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ABERDEEN TOTAL DYNAMIC DIVIDEND FUND
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

ANNUAL MEETING OF SHAREHOLDERS
To be held on October 18, 2018

TO THE SHAREHOLDERS:

The annual meeting of shareholders of Aberdeen Total Dynamic Dividend Fund (the "Fund") will be held at the offices of Aberdeen Asset Management Inc. located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, on October 18, 2018 at 10:00 a.m. (Eastern time) (the "Annual Meeting"). The Annual Meeting had previously been scheduled for September 19, 2018, but has been postponed to October 18, 2018.

The purpose of the Annual Meeting is to consider and act upon the following proposals (each, a "Proposal"), and to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof:

1.  To elect one Class I Trustee to serve for a three-year term ("Proposal 1").

2.  A shareholder proposal that the Board take the necessary steps to declassify the Board of Trustees of the Fund so that all Trustees are elected on an annual basis ("Proposal 2").

Each Proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting if you owned shares of the Fund at the close of business on July 20, 2018 (the "Record Date"). If you attend the Annual Meeting, you may vote your shares in person. Even if you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed WHITE proxy card in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet (www.proxyonline.com).

We will admit to the Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Annual Meeting must present photo identification. If you plan to attend the Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

The enclosed proxy materials are first being mailed to shareholders on or about October 9, 2018. The Notice of Annual Meeting of Shareholders was first mailed to shareholders on or about October 3, 2018.

Important Information Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on October 18, 2018: The Notice, the enclosed Proxy Statement and the form of WHITE proxy card are available on the Internet at http://www.aberdeenaod.com/en/usclosedaod/announcements. On this website, you will be able to access the Notice, the Proxy Statement, the form of WHITE proxy card and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Board of Trustees,

Megan Kennedy, Vice President and Secretary

Aberdeen Total Dynamic Dividend Fund

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR WHITE PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

October 9, 2018

Philadelphia, Pennsylvania

ABERDEEN TOTAL DYNAMIC DIVIDEND FUND
(the "Fund")

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

PROXY STATEMENT

For the Annual Meeting of Shareholders
to be held on October 18, 2018

This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund's Board of Trustees (the "Board," with members of the Board being referred to as "Trustees") to be voted at the annual meeting of shareholders (the "Meeting") to be held at the offices of Aberdeen Asset Management Inc. located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, on Thursday, October 18, 2018 and at any adjournments or postponements thereof. The Meeting will be held at 10:00 a.m. Eastern time. A WHITE proxy card (the "Proxy") accompanies this Proxy Statement. The Notice of Annual Meeting of Shareholders was first mailed to shareholders on or about October 3, 2018. This Proxy Statement is first being mailed to shareholders on or about October 9, 2018.

The Meeting had previously been scheduled for September 19, 2018, but has been rescheduled to October 18, 2018. Shareholders had previously been mailed proxy materials, including a proxy card, on or about August 15, 2018 relating to the Meeting. Prior to the change of manager to Aberdeen Asset Managers Limited ("AAML" or the "Investment Adviser") and the election of four new members of the Board on May 4, 2018, both of which were approved at a special meeting of shareholders held on March 14, 2018, an activist hedge fund (i) announced its intention to nominate one new nominee to the Board of Trustees of the Fund at the Meeting, and (ii) submitted a proposal to declassify the Board for consideration at the Meeting. Because of these changes, any older form of proxy card received by the Fund will be disregarded, and you will need to submit a new WHITE proxy card, even if your vote has not changed.

As a threshold matter, the activist hedge fund proposals relate to the prior Fund manager and prior Board and are not relevant to the current Fund manager and current Board. The activist hedge fund's principal claim regarding the Fund's performance is that the Fund has been subject to "mismanagement by [its] investment manager, Alpine Woods Capital Investors, LLC." However, Alpine Woods Capital Investors, LLC ("Alpine") is no longer the Fund's manager. Further, the activist hedge fund nominee is proposed to replace Samuel A. Lieber, who was an interested Trustee when the Fund was advised by Alpine and who resigned from the Board on May 4, 2018 when the Fund transitioned to the new manager.

All properly executed proxies received prior to the Meeting will be voted at the Meeting, or at any adjournments thereof, in accordance with the instructions marked on the Proxy. Unless instructions to the contrary are marked on the Proxy, Proxies received will be voted "FOR" Proposal 1 and "AGAINST" Proposal 2. The persons named as proxy holders on the Proxy will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any Proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy, giving written notice to Megan Kennedy, Secretary of the Fund, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, or by attending the Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed Proxy along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the internet by following the instructions contained on their Proxy. Shareholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the shareholders at the Meeting.

With regard to Proposal 1, the election of a Trustee to the Board requires the affirmative vote of a plurality of the shares entitled to vote for the election of any Trustee present in person or represented by proxy at the Meeting with a quorum present. A plurality of shares means that the nominee receiving the most votes for each seat (in this case there is only one seat) will be elected. Under the Fund's Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of shareholders representing a majority of the outstanding shares of the Fund on the record date entitled to vote on a matter. For purposes of Proposal 1, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be counted as shares present for quorum purposes, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the election of a candidate as a Trustee. All properly executed proxies received prior to the Meeting will be voted, at the Meeting or at any adjournments or postponements thereof, in accordance with the instructions marked thereon. Proxies received on the WHITE proxy card prior to the Meeting on which no vote with respect to Proposal 1 is indicated will be voted "FOR" the election of Mr. Sievwright as Trustee.

Proposal 2 must be approved by the affirmative vote of a majority of the outstanding voting securities of the Fund on the record date entitled to vote on the matter. As stated above with respect to Proposal 1, abstentions and broker non-votes will be counted as shares present for quorum purposes but will not be treated as votes cast with respect to Proposal 2. Abstentions and broker non-votes, therefore, will have the effect of a vote against Proposal 2.

Brokers holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal. Under the rules of the NYSE, such brokers may, for certain "routine" matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers' request for voting instructions. Neither Proposal is a "routine" matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card will not have their shares voted by broker-dealer firms in favor of either Proposal.

The chairman of the Meeting shall have the power to adjourn the Meeting without further notice other than announcement at the Meeting, whether or not a quorum is present, and regardless of the number of shares then voted for or against a Proposal. The Board also has the power to postpone the Meeting to a later date and/or time in advance of the Meeting. Abstentions and broker non-votes will have the same effect at any adjourned or postponed meeting as noted above. Any business that might have been transacted at the Meeting may be transacted at any such adjourned or postponed session(s) at which a quorum is present.

We will admit to the Meeting (1) all shareholders of record on July 20, 2018 (the "Record Date"), (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board has fixed the close of business on July 20, 2018 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each share held.

The Fund has one class of shares of capital stock, par value $0.001 per share. Each share of the Fund is entitled to one vote at the Meeting, and fractional shares are entitled to a proportionate share of one vote. On the Record Date, 107,593,338 common shares of the Fund were issued and outstanding.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on Thursday, October 18, 2018 at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. The Proxy Materials and the Fund's most recent annual report are available on the Internet at http://www.aberdeenaod.com/
en/usclosedaod/announcements. The Fund will furnish, without charge, a copy of its annual report for the most recent fiscal year and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Fund c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to attend the Meeting and vote in person.

IMPORTANT INFORMATION ABOUT YOUR VOTE

If I already received proxy materials relating to this year's Annual Meeting, why am I receiving new materials?

Shareholders had previously been mailed proxy materials, including a proxy card, on or about August 15, 2018 when the Meeting was scheduled for September 19, 2018. An activist hedge fund managed by Saba Capital Management, L P. ("Saba") validly (i) announced its intention to nominate one new nominee to the Board of Trustees of the Fund at the Meeting, and (ii) submitted a proposal to declassify the Board for consideration at the Meeting. Because of these changes, the meeting was postponed to October 18, 2018, and you are receiving new proxy materials.

If I already submitted my Proxy for the 2018 Annual Meeting, do I need to submit my proxy again?

Yes. The proxy card enclosed with this Proxy Statement, unlike the proxy card previously furnished to you with the proxy statement dated August 15, 2018, references the shareholder proposal (Proposal 2). Since an additional proposal has been submitted, you will need to submit your proxy card again. Furthermore, because the Fund is unable to count any previously submitted proxy cards, you will need to submit your WHITE proxy card even if your vote has not changed. We apologize for any inconvenience.

Who is asking for my vote?

In this Proxy Statement for the Annual Meeting of Shareholders, the Board is unanimously asking you to vote on the proposals below in the following manner:

Proposal 1. "FOR" the election of John Sievwright to serve as a Trustee of the Fund until the Annual Meeting of Shareholders in 2021 or until his successor is elected and qualifies.

AND

Proposal 2. "AGAINST" the shareholder proposal to declassify the Board of Trustees submitted by an activist hedge fund.

You may receive a different proxy statement (along with a proxy card that is any color other than white) from the activist hedge fund managed by Saba, seeking approval of its proposal to declassify the Board so that all Trustees are elected annually and nominating its dissident nominee who has no experience working with the Fund or the Investment Adviser. Please discard any proxy card that you receive from the activist hedge fund managed by Saba. Do not return it, even to withhold votes from the activist hedge fund's nominees or to vote against its proposal, because doing so will cancel out any previously-submitted votes on the Fund's WHITE proxy card. We are not responsible for the accuracy of any information provided by or related to the activist hedge fund or the nominee contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the activist hedge fund or any other statements that the activist hedge fund or its representatives have made or may otherwise make.

In addition, you may receive calls from representatives of the activist hedge fund's proxy solicitor. Please do not give your vote over the phone to the activist hedge fund's proxy solicitor, even to withhold votes from the activist hedge fund's nominee or to vote against its proposal, as this will also cancel out your votes on the Fund's WHITE proxy card.

In order to vote as recommended by the Board, please vote by promptly completing, signing, dating and returning the enclosed WHITE proxy card.

Who is the nominee proposed by the Board?

The Board's nominee for the Fund's Board of Trustees is John Sievwright.

The Board's nominee, together with other Trustees on the Board, are focused on honoring their fiduciary obligations and creating sustainable value for all shareholders by seeking the Fund's stated investment objective. In contrast, the Board believes that the activist hedge fund nominee may seek to advance the goals of the activist hedge fund that nominated him, even if those goals are not in the best interest of the Fund's shareholders as a whole.

For these reasons, as further discussed in this Proxy Statement, we urge you to vote FOR the Fund's nominee, and not the activist hedge fund nominee, by promptly completing, signing, dating and returning the enclosed WHITE proxy card.

Why does the Board not support the activist hedge fund nominee?

The Board believes that Saba has nominated its own candidate for election to the Fund's Board in order to further its own agenda. As justification for its nomination of its own candidate, Saba's proposal states that it has "nominated an independent nominee for the Board seat of Samuel A. Lieber in an attempt to allow the Board to operate freely and in the best interest of shareholders." Samuel A. Lieber, the former Chief Executive Officer of Alpine who previously served as the President and an interested Trustee of the Fund when it was advised by Alpine, resigned from the Board on May 4, 2018 and has not been affiliated with the Fund since that time. The Trustee whose seat Saba's candidate is contesting, John Sievwright, is in fact an independent Trustee himself.

What is a classified board structure?

The Fund divides the Board into three classes, with each class having a term of three years. Each year, the term of office of one class will expire and the successor(s) elected to such class will serve for a three year term. Therefore, at least one Board nominee is presented to shareholders every year.

Why is a classified board structure beneficial?

The Board is comprised of highly qualified individuals that are committed to the Fund's long-term ability to achieve its investment objective. The Board believes that the classified board structure continues to provide the Fund and its shareholders with important benefits, including strengthening the independence of the Board and providing stability and continuity of management. Electing Trustees to three-year terms enhances the independence of non-management Trustees by providing them with a longer term of office. This longer term provides additional independence from management and from special interest groups, such as the dissident shareholder that made the declassification proposal (Proposal 2), which may have an agenda contrary to the long-term interests of all shareholders. Independent trustees are able to make decisions that are in the best interest of Fund shareholders. The classified board prevents a complete turnover of the Board, and a corresponding radical change in direction, in any one year. The benefits of a classified board structure are described more fully in the "Statement of the Board of Trustees in Opposition of the Shareholder Proposal" under Proposal 2.

Why do the Trustees recommend that I vote against Proposal 2?

After careful and thoughtful consideration, the Board, including the independent Trustees who constitute a majority of the Fund's Board, has unanimously determined that Proposal 2 to declassify the Board is not in the best interests of the Fund or its shareholders.

The classified board structure is beneficial to shareholders as noted directly above and as described more fully in the "Statement of the Board of Trustees in Opposition of the Shareholder Proposal" under Proposal 2. Accordingly, the Trustees unanimously recommend that you vote AGAINST Proposal 2 by promptly completing, signing, dating and returning the enclosed WHITE proxy card.

What other information should I know in deciding how to vote?

We encourage you to read the entire Proxy Statement because it contains important information about the Board's nominee to serve as Trustee, information about a shareholder proposal (which the Board recommends you vote AGAINST) and other important information about the Fund, its management and its operations.

You may also receive a proxy statement from an activist hedge fund managed by Saba, seeking your proxy to elect another nominee to serve as a trustee of the Fund and making claims about the Fund's performance. These claims seem clearly to be misguided. As a threshold matter, as further discussed elsewhere in this Proxy Statement, Saba's principal claim regarding the Fund's performance is that the Fund has been subject to "mismanagement by [its] investment manager, Alpine Woods Capital Investors, LLC." Alpine is, in fact, no longer the Fund's investment manager. Effective May 4, 2018, the shareholders of the Fund approved a new investment advisory contract with AAML, which is part of Aberdeen Standard Investments ("ASI" or "Aberdeen"), and AAML has served as the Fund's investment adviser since that time. Saba's criticisms in this respect are no longer relevant or applicable to the current management of the Fund.

Saba, through its hedge funds, invests in closed-end funds and has a history of submitting proposals and later withdrawing them once funds agree to conduct one or more tender offers, open-end fund conversions or other liquidity events. The Board believes Saba does this to benefit its own hedge funds, and not to benefit the shareholders of the closed-end funds it attacks. Do not be fooled into thinking that Saba's actions are for the benefit of all shareholders. The Board believes that Saba's actions are harmful to long-term shareholders in the Fund. For example, funds that take these types of actions in response to activists may be left with significantly less assets and higher expenses and fees, and the remaining shareholders in these funds may see their distributions reduced.

The Board is committed to vigorously defending the Fund against Saba's short term agenda. The Board will be fighting for ALL shareholders and will not be pressured by Saba into making decisions that benefit Saba's immediate interests at the expense of the Fund and your investment.

How will my WHITE proxy card be voted?

WHITE proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposals, your Proxy will be voted as you indicate. If you simply sign, date and return a WHITE proxy card, but don't specify a vote on the Proposals, your shares will be voted FOR the election of the Fund's nominee recommended by the Board (Proposal 1) and AGAINST the shareholder proposal (Proposal 2).

What should I do with other proxy cards I receive?

We urge you to vote the Fund's WHITE proxy card and discard the proxy card you may receive from the activist hedge fund and not to give your vote to the activist hedge fund's proxy solicitor over the phone. If you have already sent back the proxy card you received from Saba or the activist hedge fund it manages or given your vote to Saba's proxy solicitor over the phone, you can still change your vote—by promptly completing, signing, dating and returning the enclosed WHITE proxy card, which will replace the proxy card you previously completed or your vote given to the activist hedge fund's proxy solicitor over the phone. If you have already sent in the enclosed WHITE proxy card, please do not send back the proxy card you may receive from the activist hedge fund or give your vote to the activist hedge fund's proxy solicitor over the phone, even to withhold votes from the activist hedge fund's nominees because doing so will cancel out your prior vote on the enclosed WHITE proxy card.

May I revoke my Proxy?

You may revoke your Proxy at any time before it is voted by forwarding a written revocation or a later-dated Proxy to the Fund, which must be received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

Returning the proxy card from Saba on behalf of the activist hedge fund it manages or giving your vote to Saba's proxy solicitor over the phone will revoke any WHITE proxy card previously returned to the Fund, even if you withhold votes on the activist hedge fund's nominee and vote against the shareholder proposal on Saba's proxy card. Therefore, PLEASE DISCARD ANY PROXY CARD FROM SABA AND ONLY RETURN THE ENCLOSED WHITE PROXY CARD. PLEASE DO NOT GIVE YOUR VOTE TO SABA'S PROXY SOLICITOR OVER THE PHONE.

PROPOSAL 1—THE ELECTION OF A TRUSTEE

The nominee for election to the Board of the Fund is John Sievwright. Pursuant to the Fund's Articles of Incorporation, the Board is divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. John Sievwright is a Class I Trustee. If elected, Mr. Sievwright is entitled to hold office until the Annual Meeting of Shareholders in 2021 or until his successor is elected and qualifies. Mr. Sievwright has indicated an intention to serve if elected and has consented to be named in this Proxy Statement.

THE BOARD RECOMMENDS THAT ALL SHAREHOLDERS VOTE
"FOR" THE NOMINEE FOR TRUSTEE.

The following tables set forth certain information regarding the nominee for election to the Board, Trustees whose terms of office continue beyond the Meeting, and the principal officers of the Fund.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Nominee for Trustee:
John Sievwright** † Aberdeen Asset Management Inc., c/o Legal Department 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2018. Trustee since 2018.	Non-Executive Director of NEX Group plc (since 2017) (financial); Non-Executive Director of ICAP PLC (2009-2016) (financial); Non-Executive Independent Director of FirstGroup plc (2002-2014)(transport).	4	Director of NEX Group plc.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees whose term continues beyond the Meeting:
Nancy Yao Maasbach** † Aberdeen Asset Management Inc., c/o Legal Department 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Class III Trustee	Term expires 2020. Trustee since 2018.	Currently is the President of the Museum of Chinese in America. Prior to this position she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. Nancy has over twenty years of experience working in and covering Asia, including positions at Goldman Sachs & Co., Center for Finance and Research Analysis, and the Council on Foreign Relations. Nancy is a member of the Council on Foreign Relations	5	Former director of The Asia-Tigers Fund, Inc.
P. Gerald Malone ** † 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Year of Birth: 1950	Class II Trustee and Chair	Term expires 2019. Trustee and Chair since 2018.	Mr. Malone is, by profession, a solicitor of over 40 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two UK companies, Crescent OTC Ltd (pharmaceutical services) and fluidOil Ltd. (oil services). He previously served as chairman of U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of Ultrasis plc (healthcare software services company) until October 2014.	32	Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee whose term continues beyond the Meeting:
Martin Gilbert†† Aberdeen Asset Management PLC 10 Queen's Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Class III Trustee	Term expires 2020. Trustee since 2018.	Currently, Co-Chief Executive of Standard Life Aberdeen plc. Mr. Gilbert was a founding director and Chief Executive and an Executive Director of Aberdeen Asset Management PLC since 1983. He was a Director of the Investment Manager from 1991 to 2014 and a Director of the Investment Adviser from 2000 to 2014. He was a Director from 1995 to 2014, and President from 2006 to 2014 of Aberdeen Asset Management Inc., the Fund's Administrator. Mr. Gilbert also serves as officer and/or director of various Group subsidiary companies, Aberdeen-managed investment trusts and funds' boards.	31	None.

*  Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Global Premier Properties Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Investment Funds (which currently consists of 4 portfolios) and Aberdeen Funds (which currently consists of 25 portfolios) have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the investment manager and investment adviser, and may thus be deemed to be part of the same "Fund Complex."

**  Member of the Nominating and Corporate Governance Committee.

†  Member of the Audit and Valuation Committee.

††  Deemed to be an Interested Trustee of the Fund because of his affiliation with the Fund's Investment Adviser.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

The Board believes that each Trustee's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Investment Adviser, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and to the Fund.

A Trustee's ability to perform his or her duties effectively may have been attained through the Trustee's executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Fund and other funds/portfolios in the Aberdeen complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above:

P. Gerald Malone

P. Gerald Malone is a Scottish solicitor of some 40 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two UK companies, Crescent OTC Ltd (a pharmaceutical services company) and fluidOil Ltd. (an oil services company). He also serves as a director of U.S. company Rejuvenan LLC (a company devoted to well-being services) and Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian investment fund) since 2001. Mr. Malone is Chairman of the Board of Trustees of Aberdeen Funds and Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Premier Properties Fund, Aberdeen Global Dynamic Dividend Fund and Aberdeen Income Credit Strategies Fund. He served as chairman of Ultrasis plc (a healthcare software services company) until October 2014. Mr. Malone also serves on the Board of the Mutual Fund Directors Forum.

Mr. Malone also has extensive experience in journalism. He was the Scottish editor of The Sunday Times from 1987 to 1991 and the deputy editor of The European from 1997 to 1999, where he focused on broadcasting and consultancy in public affairs. Based in London, Mr. Malone travels frequently to the U.S. and to Asia. He pursues an active interest in public affairs and global political developments.

Nancy Yao Maasbach

Nancy Yao Maasbach is the President of the Museum of Chinese in America since 2015. From 2009 to 2014, she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. She has over twenty years of experience working in and covering Asia, including positions at Goldman Sachs & Co., the Center for Finance and Research Analysis, and the Council on Foreign Relations. Member of the Council on Foreign Relations since 2015. Ms. Maasbach is a member of the Board of Directors of The India Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Global Premier Properties Fund and Aberdeen Global Dynamic Dividend Fund.

John Sievwright

John Sievwright was a Senior Vice President and Chief Operating Officer of International for Merrill Lynch & Co. until 2008. A chartered accountant, Mr. Sievwright has held various senior management positions in banking in London, New York, Dublin and Japan. He is a member of the North American Board of the Michael Smurfit Business School, Dublin and a Non-Executive Director of NEX Group plc. Mr. Sievwright has served as a Non-Executive Director of ICAP PLC and a Non-Executive Director of FirstGroup plc. Mr. Sievwright is a member of the Board of Directors of Aberdeen Global Premier Properties Fund, Aberdeen Global Dynamic Dividend Fund and Aberdeen Income Credit Strategies Fund.

Martin Gilbert

Martin Gilbert, along with Keith Skeoch, became Co-Chief Executive of Standard Life Aberdeen plc, the global investment company formed as a result of the merger between Aberdeen Asset Management PLC and Standard Life plc in August 2017. Martin was a co-founder and the Chief Executive of Aberdeen Asset Management, which was established as a dedicated asset manager in 1983. Martin was appointed Chairman of the Prudential Regulation Authority's Practitioner Panel in December 2013. He sits on the Board of Directors of the Institute of International Finance. He is also a member of the International Advisory Panel of the Monetary Authority of Singapore and the

International Advisory Board of British American Business. Martin is also the Deputy Chairman of SKY PLC and a Non-Executive Director of Glencore plc.

The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC"), do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

OFFICERS

Name and Address	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom	President of the Fund	Since 2018	Currently, Group Head of Product Opportunities, for Aberdeen Asset Management PLC since 2009.
Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President-Compliance of the Fund	Since 2018	Currently, Vice President, Head of Conduct and Compliance—Americas and Deputy Chief Risk Officer for Aberdeen Asset Management Inc. Mr. Andolina joined Aberdeen in 2012.
Martin Connaghan** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103	Vice President of the Fund	Since 2018

Currently a Senior Investment Manager on the Global Equity Team. Martin joined Aberdeen in 2001, via the acquisition of Murray Johnstone. Martin has held a number of roles including Trader and SRI Analyst on the Global Equity Team; he also spent two years as a Portfolio Analyst on the Fixed Income Team in London.

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103	Vice President of the Fund	Since 2018	Currently, Director, Vice President and Head of Compliance—Americas for Aberdeen Asset Management Inc. and Head of International Compliance for Aberdeen. He joined Aberdeen in 2010.
Josh Duitz** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103	Vice President of the Fund	Since 2018

Currently a Senior Vice President, Global Equities for Aberdeen Standard Investments. He joined Aberdeen in 2018, from Alpine Woods Capital Investors, LLC where he served as a Portfolio Manager since February 2007. Prior to that he spent eight years at Bear Stearns, where Mr. Duitz was a Managing Director Principal who specialized in trading international equities.

Name and Address	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103	Vice President of the Fund	Since 2018

Currently, Director, Vice President and Head of Product—Americas for Aberdeen Asset Management Inc., overseeing Product Management, Product Development and Investor Services for Aberdeen's registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Bev Hendry** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103	Vice President of the Fund	Since 2018

Currently, Chairman Americas of Aberdeen Asset Management Inc. He previously held the positions of Chief Executive Officer of Americas until March 2018 and Co-Head of Americas and Chief Financial Officer for Aberdeen Asset Management Inc. until 2016. Mr. Hendry first joined Aberdeen in 1987, left Aberdeen in 2008 and re-joined Aberdeen in 2014 from Hansberger Global Investors in Fort Lauderdale where he was Chief Operating Officer (2008-2014).

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103	Vice President of the Fund	Since 2018	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in 2007.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103	Treasurer and Chief Financial Officer of the Fund	Since 2018	Currently, Vice President and Head of Fund Operations, Traditional Assets-Americas for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103	Vice President and Secretary of the Fund	Since 2018	Currently, Head of Product Management for Aberdeen Asset Management Inc. (since 2009). Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005.
Heather Hasson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103	Assistant Secretary of the Fund	Since 2018	Currently, Senior Product Manager for Aberdeen Asset Management Inc. since 2009. Ms. Hasson joined Aberdeen Asset Management Inc. as a Fund Administrator in 2006.
Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103	Assistant Treasurer of the Fund	Since 2018	Currently, Senior Fund Administration Manager—US for Aberdeen Asset Management Inc. since 2013. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

*  Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually by the Board.

**  Messrs. Andolina, Connaghan, Cotton, Duitz, Goodson, Hendry, and Pittard and Mses. Ferrari, Hasson, Kennedy, Melia, and Sitar hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund,

Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Premier Properties Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Investment Funds (which consists of 4 portfolios) and Aberdeen Funds (which currently consists of 25 portfolios), each of which may also be deemed to be a part of the same "Fund Complex."

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Trustee or nominee as of July 20, 2018. The Trustees each became Trustees of the Fund on May 4, 2018 and, given their short tenure, the table below shows them having no investment in the Fund. These Trustees have adopted a share ownership policy requiring each of them to hold at least 1,000 shares of the Fund by December 31, 2018. The following key relates to the dollar ranges in the chart:

A. None
B. $ 1 – $10,000
C. $ 10,001 – $50,000
D. $ 50,001 – $100,000
E. over $100,000

Name of Trustee or Nominee	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies(2)
Independent Nominee for Trustee:
John Sievwright	A	D
Independent Trustee:
Nancy Yao Maasbach	A	A
P. Gerald Malone	A	C
Independent Trustee:
Martin Gilbert	A	D

(1)  This information has been furnished by each Trustee as of July 20, 2018. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  "Family of Investment Companies" means those registered investment companies that share Aberdeen or an affiliate as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of July 20, 2018, the Fund's Trustees and officers, in the aggregate, owned less than 1% of the Fund's outstanding equity securities. As of July 20, 2018, none of the Independent Trustees or their immediate family members owned any shares of the Investment Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

Mr. Pittard and Ms. Melia serve as executive officers of the Fund. As of July 20, 2018, Mr. Pittard and Ms. Melia did not own shares of the Fund's common stock.

BOARD AND COMMITTEE STRUCTURE

The Board of Trustees of the Fund is composed of four Trustees, three of whom are not "interested persons" (as that term is defined in the Investment Company Act of 1940 ("1940 Act")) of the Fund or its investment adviser (each an "Independent Trustee," and collectively, the "Independent Trustees"). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire and the successor(s) elected to such class will serve for a three year term.

The Board has appointed Mr. Malone, an Independent Trustee, as Chairman. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Trustees and management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit and Valuation Committee and a Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund's activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.

The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board's Committee structure. Each Committee is comprised entirely of Independent Trustees. Each Committee member is also "independent" within the meaning of the NYSE listing standards. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Board and Committee Meetings in Fiscal Year 2017

Each of the current Trustees joined the Board effective May 4, 2018. During the fiscal year ended October 31, 2017, based on available records, the Board held four quarterly meetings and two special meetings. During such fiscal year, based on available records, the Trustees serving during that fiscal year attended at least 75% of the aggregate number of meetings of the Board and of the Committees of the Board on which they served.

Audit and Valuation Committee

The Board has an Audit and Valuation Committee consisting of all the Independent Trustees. In addition, the members of the Audit and Valuation Committee are also "independent," as defined in the Fund's written Charter. The members of the Audit and Valuation Committee are Ms. Maasbach, Mr. Malone and Mr. Sievwright. Mr. Sievwright serves as the Chairman of the Audit and Valuation Committee and the Audit Committee Financial Expert.

The Audit and Valuation Committee oversees the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls. The Audit and Valuation Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the Fund's accounting, auditing and financial reporting practices, the qualifications and independence of the Fund's independent registered public accounting firm and the Fund's compliance with legal and regulatory requirements. The Audit and Valuation Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit and Valuation Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund's independent registered public accounting firm to the Investment Adviser and service providers if the engagement relates directly to the Fund's operations and financial reporting. The Audit and Valuation Committee is also responsible for monitoring the valuation of portfolio securities and other investments. The written Charter for the Audit and Valuation Committee is available at the Fund's website. Prior to the current Board members assuming their roles, the Fund had separate Audit and Valuation Committees, which were both composed of the previous Independent Trustees. During the fiscal year ended October 31, 2017, based on available records, the Audit Committee met four times and the Valuation Committee met four times.

Service providers to the Fund, primarily the Investment Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Fund, the Board oversees risk management of the Fund's investment program and business affairs. Oversight of the risk management process is part of the Board's general oversight of the Fund and its service providers.

Nominating and Corporate Governance Committee; Consideration of Potential Trustee Nominees

The Board has a Nominating and Corporate Governance Committee (the "Nominating Committee") consisting of all the Independent Trustees. The members of the Nominating Committee are Ms. Maasbach, Mr. Malone and Mr. Sievwright. Mr. Malone serves as the Chairman of the Nominating Committee. Prior to May 4, 2018, the Nominating and Corporate Governance Committee of the Board was composed of the previous Independent Trustees.

The Nominating Committee is responsible for overseeing the Board's governance and related Trustee practices, including selecting and recommending candidates to fill vacancies on the Board. The Nominating Committees will consider Trustee candidates recommended by shareholders of the Fund. Recommendations for consideration by the Nominating Committee should be sent to the Chairman of the Nominating Committee in writing together with the appropriate biographical information concerning each such recommended nominee. In addition, shareholders may themselves nominate individuals for election to the Board of Trustees if they follow the advance notice provisions in the Fund's By-Laws, as more fully set forth on page 24.

In identifying and evaluating nominees for Trustee, the Nominating Committee seeks to ensure that the Board possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of Trustees who have broad and diverse backgrounds. The Nominating Committee looks at each nominee on a case-by-case basis. In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board believes that to be recommended as a nominee, whether by the Nominating Committee or at the suggestion of a shareholder, each candidate must: (1) display the highest personal and professional ethics, integrity and values; (2) have the ability to exercise sound business judgment; (3) be highly accomplished in his or her respective field; (4) have relevant expertise and experience; (5) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (6) have sufficient time available to devote to activities of the Board and enhance his or her knowledge of the Fund's business. Based on available records, the Nominating Committee met four times during the fiscal year ended October 31, 2017. The Board has adopted a written Charter for the Nominating Committee, which is available at the Fund's website.

Board Oversight of Risk Management

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Fund's investment adviser, who carries out the Fund's investment management and business affairs, and other service providers in connection with the services they provide to the Fund. The investment adviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the investment adviser and the Fund's other service providers (including the Fund's transfer agent), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. The Board also requires the investment adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Communications with the Board of Trustees

Shareholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o Aberdeen Asset Management Inc., at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o Aberdeen Asset Management Inc. at Investor.Relations@aberdeenstandard.com.

Trustees Attendance at Annual Meetings of Shareholders

The Fund has not established a formal policy with respect to Trustee attendance at annual meetings of shareholders.

REPORT OF THE AUDIT AND VALUATION COMMITTEE; INFORMATION REGARDING THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As previously disclosed in the Fund's Current Reports on Form 8-K filed with the SEC on May 9, 2018 and on September 28, 2018 (the "Reports"), effective as of the close of business on May 4, 2018, Ernst & Young LLP ("E&Y") resigned as the independent registered public accounting firm for the Fund, due to independence matters relating to the change in the Fund's investment adviser, which was effective as of the close of business on May 4, 2018. On June 13, 2018, upon the recommendation of its Audit Committee, the Board approved the engagement of KPMG LLP ("KPMG"), for the fiscal year ending October 31, 2018, contingent on KPMG's delivery of an independence letter that was satisfactory to the Fund's Audit and Valuation Committee. After completing its standard client evaluation procedures and delivering a satisfactory independence letter to the Audit and Valuation Committee, KPMG accepted the engagement, which became effective on September 26, 2018. Due to E&Y's resignation, representatives from E&Y are not expected to be present at the Meeting to make a statement or respond to questions from shareholders. Representatives of KPMG are not expected to be present at the Meeting to make a statement or respond to questions from shareholders. However, KPMG representatives are expected to be available by telephone to respond to questions raised by shareholders, if any, during the Meeting.

The reports of E&Y on the Fund's financial statements as of and for the two most recent fiscal years ended October 31, 2016 and October 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Fund's two most recent fiscal years ended October 31, 2016 and October 31, 2017 and the subsequent interim period through May 4, 2018, there were no disagreements between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years.

During the Fund's two most recent fiscal years ended October 31, 2016 and October 31, 2017 and the subsequent interim period through May 4, 2018, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K under the 1934 Act. The Fund provided E&Y with a copy of the Report prior to filing the Report with the SEC. The Fund requested that E&Y furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Fund with respect to E&Y in the Report. A Copy of E&Y's letter to the Fund, dated May 4, 2018, was filed as Exhibit 16.1 to the Fund's Reports.

The following table sets forth the aggregate fees billed for professional services rendered by E&Y, the Fund's independent auditor during the periods shown, for the Fund's two most recent fiscal years ended October 31, 2016 and October 31, 2017:

	2017	2016
Audit Fees	$64,775	$80,895
Audit-Related Fees	$0	$0
Tax Fees(1)	$1,515	$10,450
All Other Fees	$0	$0
Total	$66,290	$91,345

The Audit and Valuation Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Fund's adviser, and any service provider to the Fund controlling, controlled by or under common control with the Fund's adviser that provided ongoing services to the Fund ("Covered Service Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The aggregate fees billed by E&Y for non-audit services rendered to the Fund, the Fund's previous investment advisor (the "Prior Adviser") and any Covered Service Providers with respect to the Prior Adviser for the fiscal year ended October 31, 2017 was $0 and $0 for the fiscal year ended October 31, 2016.

Based on available records, all of the services described in the table above were pre-approved by the relevant Audit Committee.

The Audit and Valuation Committee has adopted an Audit and Valuation Committee Charter that provides that the Audit and Valuation Committee shall annually select, retain or terminate, and recommend to the Independent

Trustees for their ratification, the selection, retention or termination, the Fund's independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser, and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board ("ISB") Standard No. 1. The Audit and Valuation Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Adviser that the Fund, Investment Adviser or their affiliated persons, employ the independent auditor to render "permissible non-audit services" to the Fund and to consider whether such services are consistent with the independent auditor's independence.

Based on available records, the Audit Committee has considered for the fiscal years ended October 31, 2016 and 2017 whether the provision of non-audit services that were rendered to the Prior Adviser, and any entity controlling, controlled by, or under common control with the Prior Adviser that provided ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, was compatible with maintaining the principal accountant's independence and concluded that it was.

COMPENSATION

The current Trustees of the Fund began their service on May 4, 2018 and did not receive any compensation from the Fund during the fiscal year ended October 31, 2017. The following table sets forth information regarding estimated compensation of Trustees of the Fund from May 4, 2018 (the date on which each became a Trustee) through October 31, 2018. All officers of the Fund are employees of and are compensated by either AAML, the Fund's investment adviser, or its affiliates. None of the Fund's executive officers or Trustees who are also officers or directors of AAML received any compensation from the Fund for such period. The Fund does not have any bonus, profit sharing, pension or retirement plans.

Name of Trustee	Aggregate Estimated Compensation from Fund: May 4, 2018 through October 31, 2018	Total Compensation From Fund (estimated) and Fund Complex Paid To Trustee*
Independent Nominee:
John Sievwright	$14,753	$73,405
Independent Trustees:
Nancy Yao Maasbach	$13,288	$111,982
P. Gerald Malone	$14,753	$372,455
Interested Trustee:
Martin Gilbert	$0	$0

*  See the "Trustees" table for the number of funds within the Fund Complex that each Trustee serves.

Each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $25,000 per year for his or her services as a Board member, and a $5,000 Board meeting fee to be paid for each Board meeting up to 4 in-person Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with the Board policy on travel and other business expenses relating to attendance at meetings. All compensation and out-of-pocket expenses are allocated across the Fund and the other two Aberdeen-advised closed-end funds previously advised by the Prior Adviser based on relative gross assets.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers and Trustees, certain officers and directors of the investment advisers, affiliates of the investment advisers, and persons who beneficially own more than 10% of the Fund's shares to electronically file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely on the Fund's review of the copies of such forms received by it or written representations from reporting persons that all reportable transactions were reported, to the knowledge of the Fund, during the fiscal year ended October 31, 2017, the Fund's officers, Trustees and greater than 10% owners timely filed all reports they were required to file under Section 16(a).

Relationship of Trustees or Nominees with the Investment Adviser

AAML serves as Investment Adviser to the Fund pursuant to an advisory agreement signed May 4, 2018. AAML, located at Bow Bells House, 1 Bread Street, London EC4M 9HH, is a corporation organized under the laws of the United Kingdom and a U.S. registered investment adviser. AAML provides equity, fixed income and real estate advisory services, as well as alternative strategies. Mr. Martin Gilbert, a Trustee of the Fund, also serves as the Co-Chief Executive and an Executive Director of Standard Life Aberdeen plc. Mr. Gilbert is also a shareholder of Standard Life Aberdeen plc.

AAML is a direct subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"), located at 10 Queen's Terrace, Aberdeen, Scotland, AB10 1YG. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc ("Standard Life Aberdeen"). As a result of the merger, AAML is an indirect subsidiary of Standard Life Aberdeen.

Standard Life Aberdeen, located at Standard Life House, 30 Lothian Road, Edinburgh EH1 2DH, is a Scottish limited company listed on the London stock exchange. Standard Life Aberdeen is the parent company of an asset management group which manages or administers approximately $885.92 billion in assets as of December 31, 2017.

In rendering investment advisory services, AAML may use the resources of investment advisor subsidiaries of Standard Life Aberdeen. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to US clients of the Standard Life Aberdeen affiliates, including the Fund, as associated persons of the Investment Adviser. No remuneration is paid by the Fund with respect to the memorandum of understanding/personnel sharing arrangements.

THE FUND'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEE FOR TRUSTEE FOR THE FUND BY USING THE WHITE PROXY CARD.

PROPOSAL 2—SHAREHOLDER PROPOSAL TO DECLASSIFY BOARD OF TRUSTEES

A shareholder of the Fund, Saba II AIV, L.P. ("Saba II AIV"), through its investment adviser, Saba, has informed the Fund that it intends to submit a proposal at the Meeting and has requested that the Fund include the proposal in this year's proxy materials.

FOR THE REASONS DISCUSSED BELOW, THE BOARD OF TRUSTEES STRONGLY SUPPORTS THE FUND'S CLASSIFIED BOARD STRUCTURE AND THEREFORE UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THE SHAREHOLDER'S PROPOSAL.

If properly presented, the following proposal will be voted on at the Meeting by the shareholders of the Fund. Shareholder approval of Proposal 2 would serve only as an advisory recommendation to the Board; further action, including an amendment to the Fund's charter, would be needed to change the classification structure of the Board. Amending the Fund's charter in this way would require the affirmative vote of 75% of the Fund's outstanding voting securities at a subsequent shareholder meeting. As required by the rules of the Securities and Exchange Commission, the text of the resolution and supporting statement of the shareholder, for which the Fund accepts no responsibility, are included below as submitted by the shareholder. The Board's statement in opposition to this proposal follows immediately after the proposal and supporting statement.

PROPOSAL BY SABA

"RESOLVED, that the shareholders of Alpine Total Dynamic Dividend Fund (the "Trust") request that the Board of Trustees of the Trust (the "Board") take all necessary steps in its power to declassify the Board so that trustees are elected on an annual basis starting at the next annual meeting of shareholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected trustees."

SUPPORTING STATEMENT

Corporate Governance

We believe the annual election of all trustees encourages board accountability to its shareholders and when trustees are held accountable for their actions, they perform better. This view is shared by most shareholders and institutional investors, who believe it to be the standard for corporate governance best practices. The vast majority of companies in the S&P 500 and Russell 1000 indexes elect all board members annually.

Currently, the Board is divided into three classes serving staggered three-year terms. It is our belief that the classification of the Board is strong proof that the Board is not acting in the best interests of shareholders. A classified board protects the incumbents, which in turn limits accountability to shareholders.

We are committed to improving the corporate governance of the Trust for the benefit of all shareholders. Declassification of the Board is a positive step which will allow more productive shareholder engagement and will help the Trust achieve its optimal valuation.

Performance

The Trust invested in the midst of one of the biggest bull markets in history; the NASDAQ 100, the Dow Jones Industrial Average and the S&P 500 have generated total returns of 297%, 149% and 129%, respectively, since the Trust's IPO.

Unfortunately, during this ten year period, the Trust's shareholders have received a total return of -13.3% (including all dividends, interest and distributions). This is a tragic loss of value that resulted from mismanagement by the Trust's investment manager, Alpine Woods Capital Investors, LLC ("Alpine").

All shareholders should be furious as each of the three Alpine closed-end funds has generated a negative return over their life. What is most concerning is that during this period of wealth destruction, Alpine has generated over $300 million in fees and expenses.

Saba Capital has submitted a shareholder proposal to declassify the Board of the Trust, and also nominated an independent nominee for the Board seat of Samuel A. Lieber in an attempt to allow the Board to operate freely and in the best interest of shareholders.

For a greater voice in the Trust's corporate governance and to increase the accountability of the Board to shareholders, we urge you to vote FOR this proposal.

STATEMENT OF THE BOARD OF TRUSTEES IN OPPOSITION OF THE SHAREHOLDER PROPOSAL

After careful and thoughtful consideration, the Board, including the Independent Trustees who constitute a majority of the Fund's Board, has unanimously determined that this proposal is not in the best interests of the Fund or its shareholders. Accordingly, the Board recommends that you vote to protect the classified board structure by voting "AGAINST" the shareholder proposal (Proposal 2) using the WHITE proxy card.

As an initial matter, the criticisms set forth in Saba's proposal are plainly irrelevant. Saba submitted its proposal in November of 2017, when the Fund was still named the Alpine Total Dynamic Dividend Fund and was managed by Alpine. On May 4, 2018, the Fund entered into a new investment advisory contract with AAML, which has since served as the Fund's investment adviser. The assertions in Saba's proposal regarding the performance of the Fund when it was managed by Alpine and the fees and expenses Alpine generated during that time bear no relevance to AAML's management of the Fund over the past four months. One portfolio manager, Josh Duitz, joined Aberdeen's Global Equity team (which manages the Fund) from Alpine; however, the remainder of the 11-member team consists of legacy Aberdeen employees. The Global Equity team works in a truly collaborative fashion, with all team members having both portfolio management and research responsibilities. Further, the Global Equity team receives support from a much larger team at Aberdeen than was available to the Fund at Alpine, with the team being supported by 93 additional investment professionals located regionally in offices around the world in London, Edinburgh, Singapore, Sao Paulo, Bangkok, Hong Kong, Philadelphia, Sydney, Kuala Lumpur, Tokyo, and Jakarta.

To further underscore this point, Saba's proposal purports to put forth an "independent nominee" for the Board seat of Samuel A. Lieber "in an attempt to allow the Board to operate freely and in the best interest of shareholders." Samuel A. Lieber, together with all other Trustees in place while Alpine was manager of the Fund, resigned from the Board effective May 4, 2018, when the transition to Aberdeen management occurred, and have not been affiliated with the Fund since AAML became the Fund's investment adviser. The Trustee whose seat Saba's nominee is actually contesting, John Sievwright, is himself an Independent Trustee. Mr. Sievwright, together with all other current Trustees, was elected to the Board effective May 4, 2018, after receiving favorable votes for his election of over 90% of the shares voting. The current Board was elected by shareholders less than five months ago, knowing the Fund had a classified Board structure. Saba's proposal would undo what shareholders only recently have done.

In addition, while a board in place for an extended period could perhaps be criticized as being entrenched, in this case, the Board members have been Trustees for less than five months. Once again, Saba's proposal is addressing a fact pattern that does not currently exist.

The Board is comprised of highly qualified individuals that are committed to the Fund's long-term ability to achieve its investment objectives, effective monitoring of Fund fees and expenses and active oversight of the premium/discount at which Fund shares trade. The Board believes that the classified board structure continues to provide the Fund and its shareholders with important benefits, including strengthening the independence of the Board and providing stability and continuity of management.

Staggered Board Enhances Board Independence. Electing Trustees to three-year terms enhances the independence of non-management Trustees by providing them with a longer term of office. This longer term provides additional independence from management and from special interest groups, such as the dissident shareholder that made the declassification proposal, which may have an agenda contrary to the long-term interests of all shareholders. As a result, independent Trustees are able to make decisions that are in the best interest of Fund shareholders. The staggered board prevents a complete turnover of the Board, and a corresponding radical change in direction, in any one year.

Staggered Board Promotes Stability and Continuity in a Complex Fund. The Fund is complicated, using a variety of techniques to achieve its investment objective. The regulations to which the Fund is subject are also complicated. It takes time to master these complexities. The Board is divided into three classes that serve staggered, three-year terms to provide stability, continuity and independence, while also to enhance long-term planning. It also ensures that there are experienced Trustees serving on the Board who are familiar with the Fund, its operations and its investment strategy. A classified Board helps attract and retain Trustees who are willing to make long-term commitments of their time and energy. While a classified board structure provides the Board with some protection against abusive tactics and artificial pressures, more importantly for shareholders, it also provides the Board the time and opportunity to engage activist shareholders in good-faith, arm's-length discussions and negotiate the best result for the Fund. Absent the classified Board, an activist shareholder (or group of shareholders) could gain control of the Fund by acquiring or obtaining enough shares to replace the entire Board with its own nominees at a single annual meeting. This could result in radical changes to the way the Fund is operated—even changes to the investment strategies that were the reason shareholders invested.

Staggered Board Promotes Accountability to Shareholders. Saba's assertion that the classified board structure limits a Trustee's accountability to the Fund's shareholders is wrong. Trustees elected to three-year terms are just as accountable to shareholders as Trustees elected annually, since all Trustees are required to uphold their fiduciary duties to the Fund and its shareholders regardless of term. The Board has implemented measures to ensure accountability of the Trustees, by providing for annual evaluations of Trustee independence and an annual self-assessment of the Board's performance. The Board reviews matters relating to the Fund, including performance matters and trading discounts, on an ongoing basis and seeks to balance the interests of all shareholders of the Fund. The Fund's shareholders already have a variety of tools at their disposal to ensure that Trustees who are elected to the Board are accountable to them. These tools include nominating alternative candidates to the Board, withholding votes from Trustees who are standing for election, publicity campaigns and meeting with Trustees to express shareholder concerns. Shareholders have successfully used these accountability tools at many public companies, including closed-end investment companies like the Fund.

THE FUND'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "AGAINST" PROPOSAL 2 USING THE WHITE PROXY CARD.

ADDITIONAL INFORMATION

Expenses. The expense of the preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Trustees and employees of the Fund, or AAML.

AST Fund Solutions, LLC ("AST") has been retained to assist in the solicitation of proxies and will receive an estimated fee of between $137,563 and $247,435 and be reimbursed for its reasonable expenses. Total payments by the Fund to AST are expected to be between $249,917 and $362,290.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about October 9, 2018. As mentioned above, AST has been engaged to assist in the solicitation of proxies. As the date of the Meeting approaches, certain shareholders of the Fund may receive a call from a representative of AST, if the Fund has not yet received their vote. Authorization to permit AST to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners. Based upon filings made with the SEC, as of September 7, 2018, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of the Fund because they possessed or shared voting or investment power with respect to the Fund's shares:

Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
Common	Saba Capital Management LLP 405 Lexington Avenue, 58th Floor New York, New York 10174	7,302,552	6.8%
Common	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, Virginia 23219	7,840,586	7.3%

Shareholder Proposals.

Any Rule 14a-8 shareholder proposal to be considered for inclusion in the Fund's proxy statement and form of proxy for the annual meeting of shareholders to be held in 2019 should be received by the Secretary of the Fund no later than June 11, 2019. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal for inclusion in the Fund's proxy materials is referred to Rule 14a-8 under the 1934 Act.

Non-Rule 14a-8 proposals of business to be considered by the Fund's shareholders may be made at an annual meeting of shareholders (1) by or at the direction of the Board of Trustees or (2) by any shareholder of the Fund who was a shareholder of record from the time the shareholder gave notice as provided in the Fund's By-Laws to the time of the annual meeting, who is entitled to vote at the annual meeting on any such business and who has complied with the By-Laws. Pursuant to the Fund's By-Laws, for any such business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund and such business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder's notice shall set forth all information required under the Fund's By-Laws and shall be delivered to the Secretary of the Fund at the principal executive office of the Fund neither earlier than 9:00 a.m., Eastern Time, on the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day before the first anniversary of the date of the proxy statement for the preceding year's annual meeting; provided, however, that in the event the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, or in the event that no annual meeting was held the preceding year, notice by the shareholder will be timely if so delivered not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a shareholder's notice as described above.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Unless the Fund has received contrary instructions from shareholders, only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at 1-800-522-5465. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of its household, please contact the Fund in writing at: 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 or call the Fund at 1-800-522-5465.

Other Business

Management knows of no business to be presented at the Meeting, other than the Proposals set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Board of Trustees,

Megan Kennedy, Secretary
Aberdeen Total Dynamic Dividend Fund

PROXY CARD
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SHAREHOLDER’S REGISTRATION PRINTED HERE

ABERDEEN TOTAL DYNAMIC DIVIDEND FUND

PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 18, 2018

The undersigned hereby appoints Alan Goodson, Megan Kennedy and Heather Hasson, and each of them, as proxies  of the undersigned, each with the power to appoint his or her substitute, for the Annual Meeting of Shareholders of the Aberdeen Total Dynamic Dividend Fund (“the Fund”), previously scheduled for September 19, 2018 but postponed to October 18, 2018, at 10:00 a.m. Eastern Time, at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 (the “Annual Meeting”), and for any adjournment or postponement thereof, to vote, as designated on the reverse side, all shares of the Fund held by the undersigned at the close of business on July 20, 2018. Capitalized terms used without definition have the meanings given to them in the accompanying proxy statement.

The undersigned hereby revokes any prior proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the Annual Meeting in general, please call toll-free (888) 288-0951. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to be held on October 18, 2018. The proxy statement for this meeting is available at:  https://proxyonline.com/docs/aberdeentddfund2018.pdf

ABERDEEN TOTAL DYNAMIC DIVIDEND FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees.

The proxy will be voted as specified below. If the proxy is executed, but no specification is made with respect to a proposal, this proxy will be voted in favor of Proposal 1, against Proposal 2 and in the discretion of the above named proxies as to any other matter that may have properly come before the Annual Meeting or any adjournment or postponement thereof. Please indicate by filling the appropriate circle below:

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: •

PROPOSALS:

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1:

1	To elect one Trustee, to serve a term of three years until the 2021 Annual Meeting and until his successor has been duly elected and qualifies.

		FOR	WITHHOLD

	1.1 John Sievwright	O	O

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” PROPOSAL 2:

2	A shareholder proposal that the Board take the necessary steps to declassify the Board of Trustees of the Fund so that all Trustees are elected on an annual basis.	FOR O	AGAINST O	ABSTAIN O

Your vote is important. If you are unable to attend the Annual Meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Annual Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Annual Meeting. You may revoke your proxy card, by writing the Secretary of the Fund or by attending the meeting and voting in person.

THANK YOU FOR VOTING